Exhibit 99.1

ENHANCE - 1 Phase 3 data December 2022 Nasdaq: VRNA | www.veronapharma.com

Forward - looking statements This presentation contains “forward‐looking” statements that are based on the beliefs and assumptions and on information currently available to management of Verona Pharma plc (together with its consolidated subsidiary, the “Company”) .. All statements other than statements of historical fact contained in this presentation are forward - looking statements .. Forward‐looking statements include information concerning the initiation, timing, progress and results of clinical trials of the Company’s product candidate and the timing or likelihood of regulatory filings and approvals for of its product candidate .. In some cases, you can identify forward - looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other comparable terminology .. Forward - looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward - looking statements .. These risks, uncertainties and other factors include those under “Risk Factors” in the Company’s annual report on Form 10 - K for the year ended December 31 , 2021 , and other filings with the Securities and Exchange Commission .. Forward - looking statements represent the Company’s beliefs and assumptions only as of the date of this presentation .. Although the Company believes that the expectations reflected in the forward - looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievements .. Except as required by law, the Company assumes no obligation to publicly update any forward‐looking statements for any reason after the date of this presentation, or to conform any of the forward - looking statements to actual results or to changes in its expectations .. 2

Pivotal Phase 3 program

Two efficacy and safety studies: ENHANCE-1 and ENHANCE-2

Ensifentrine as a **N**ovel in**HA**led **N**ebulized **C**OPD th**E**rapy in moderate to severe COPD



ENHANCE-1
N=800
Ensifentrine
3mg BID N=500
Long-term safety
N=300
Placebo BID N=300
Long-term safety
N=100
Reporting today
ENHANCE-2
N=800
Ensifentrine
3mg BID N=500
Placebo BID N=300
Reported in August 2022
24 Weeks
48 Weeks

Patient population:

- LAMA or LABA background allowed (approx. 50% of trial population) and ICS (approx. 20% of population)
- 30-70% predicted FEV_1
- Symptomatic (mMRC ≥ 2)

Additional information:

- Long-term safety in ENHANCE-1
- Sites in North America, Europe and Asia

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Verona Pharma

ENHANCE - 1 baseline characteristics Demographics and baseline characteristics well balanced between groups 4 Parameter Ensifentrine n=479 Placebo n=284 Total n =763 Age, mean (SD) 65.1 (7.1) 64.9 (7.7) 65.0 (7.4) Gender, % Male, n (%) 275 (57.4) 167 (58.8) 442 (57.9) Moderate / Severe COPD, n (%) Mild / Very Severe COPD, n (%) 295 (61.6) / 180 (37.6) 1 (0.2) / 3 (0.6) 164 (57.7) / 119 (41.9) 0 / 0 459 (60.2) / 299 (39.2) 1 (0.1) / 3 (0.4) % Predicted FEV 1 mean, (SD) 52.9 (10.3) 51.7 (10.6) 52.5 (10.4) % with Chronic Bronchitis, n (%) 387 (80.8) 216 (76.1) 603 (79.0) % Current Smokers, n (%) 269 (56.2) 164 (57.7) 433 (56.7) Background Meds: Yes, n (%) LAMA LAMA/ICS LABA LABA/ICS 318 (66.4) 138 (28.8) 4 (0.8) 89 (18.6) 87 (18.2) 185 (65.1) 71 (25.0) 3 (1.1) 45 (15.8) 66 (23.2) 503 (65.9) 209 (27.4) 7 (0.9) 134 (17.6) 153 (20.1) E - RS Baseline, mean (SD) 14.1 (6.8) 13.3 (6.1) -- SGRQ Baseline, mean (SD) 48.1 (18.3) 46.9 (17.1) -- Phase 3 ENHANCE - 1 data on file

5 -70 -20 30 80 130 0 1 2 3 4 5 6 7 8 9 10 11 12 FEV 1 mean change from baseline, mL Time post dose, h Ensifentrine 3 mg placebo Primary endpoint met in Phase 3 ENHANCE - 1 Significant and clinically meaningful improvements in lung function at Week 12 5 N=760 Ensifentrine 3 mg placebo +147 mL (p<0.0001) peak FEV 1 vs placebo + 87 mL (p<0.0001) average FEV 1 AUC over 12 hours vs placebo + 35 mL (p=0.0421) morning trough FEV 1 vs placebo Phase 3 ENHANCE - 1 data on file

6 Phase 3 ENHANCE - 1 data on file Ensifentrine improved lung function in all subgroups Consistent effects across all subgroups FEV 1 mean change from baseline, mL 0 20 40 60 80 100 120 140 Average FEV 1 AUC 0 - 12h post - dose at Week 12 by Subgroup

7 Ensifentrine reduced exacerbation rate over 24 weeks 36% reduction in rate of moderate or severe COPD exacerbation vs placebo Treatment Annualized Event Rate LS mean, (95% CI) Rate Ratio (95% CI) Exacerbation Rate Reduction P - value Ensifentrine 3 mg (n = 477) 0.26 (0.17, 0.40) 0.64 (0.40, 1.00) 36% 0.0505 Placebo (n = 283) 0.41 (0.26, 0.62) -- -- Exacerbation was defined as a worsening of symptoms requiring: • Minimum of 3 days of treatment with oral/systemic steroids and/or antibiotics OR hospitalization Phase 3 ENHANCE - 1 data on file

Ensifentrine significantly delayed time to first exacerbation 8 38% reduction in risk of a COPD exacerbation Ensifentrine vs. Placebo (N = 760) Hazard Ratio (95%, CI) 0.62 (0.39, 0.97) Risk Reduction 38% P - value 0.0378 477 466 453 431 422 412 404 283 270 258 250 243 235 232 Number at risk Phase 3 ENHANCE - 1 data on file 22

Pooled data: significant 40% reduction in exacerbation rate Protocol specified pooled analysis including ENHANCE - 1 and ENHANCE - 2 9 Treatment Annualized Event Rate LS mean, (95% CI) Rate Ratio (95% CI) Exacerbation Rate Reduction P - value Ensifentrine 3 mg (n = 975) 0.27 (0.19, 0.39) 0.60 (0.44, 0.82) 40% 0.0012 Placebo (n = 584) 0.45 (0.31, 0.65) -- -- Phase 3 ENHANCE - 1 data on file

Pooled data: significant 41% risk reduction in time to first exacerbation 10 Protocol specified pooled analysis including ENHANCE - 1 and ENHANCE - 2 Ensifentrine vs. Placebo (N = 1,549 ) Hazard Ratio (95%, CI) 0.59 (0.44, 0.81) Risk Reduction 41% P - value 0.0008 975 947 896 853 821 802 784 574 545 515 482 461 436 428 Number at risk Phase 3 ENHANCE - 1 data on file 22

Statistically significant improvement in symptoms and QOL Early and sustained improvement in ENHANCE - 1 11 Symptoms E - RS Total Score by Week (units) (1) Minimal clinically important difference -3.0 -2.5 -2.0 -1.5 -1.0 -0.5 0.0 Week 6 Week 12 Week 24 MCID (1) -7 -6 -5 -4 -3 -2 -1 0 Week 6 Week 12 Week 24 Health - related Quality of Life SGRQ Total Score by Week (units) MCID (1) *** * Ensifentrine Placebo Phase 3 ENHANCE - 1 data on file *** P ≤ 0.001 ** P ≤ 0.01 * P ≤ 0.05 * *** * *

TEAE: treatment - emergent adverse event 12 Phase 3 ENHANCE - 1 data on file Adverse events reported at low rates over 24 and 48 weeks Few events greater than 1% and greater than placebo in ENHANCE - 1 Event Ensifentrine 3 mg (n = 477) Placebo (n = 283) Subjects with at least one TEAE, n (%) 221 (46.3) 114 (40.3) Any TEAE >1% and greater than placebo Hypertension, n (%) 14 (2.9) 4 (1.4) Back pain, n (%) 12 (2.5) 1 (0.4) Upper respiratory tract infection, n (%) 10 (2.1) 5 (1.8) Pneumonia, n (%) 7 (1.5) 1 (0.4) Toothache, n (%) 6 (1.3) 2 (0.7) Atrial fibrillation, n (%) 6 (1.3) 2 (0.7) • Similar rates of serious adverse events in ensifentrine and placebo treated subjects (8.8% vs 8.5%)

ENHANCE - 1 met primary and all key secondary endpoints • Data readout measures 13 Endpoint Top - line Measurement Data Primary endpoint (at Week 12) Average FEV 1 AUC (0 - 12 hours) post dose +87 mL (p<0.0001) vs placebo Secondary endpoints (Lung function at Week 12) (Symptoms / QOL at Week 24) Peak FEV 1 +147 mL (p<0.0001) vs placebo Morning Trough FEV 1 +35 mL (p=0.0421) vs placebo Symptoms (E - RS Total Score) Quality of Life (SGRQ Total Score) - 1.0 units (p=0.0112) vs placebo - 2.3 units (p=0.0252) vs placebo Exacerbations (over 24 Weeks ) Exacerbation rate Time to first moderate / severe COPD exacerbation 36% (p=0.0505) reduction in rate 38% (p=0.0378) reduction in risk Safety Incidence of adverse events Low incidence of adverse events at 24 and 48 weeks Ensifentrine improved lung function, symptoms, and reduced exacerbation rate and risk Phase 3 ENHANCE - 1 data on file

ENHANCE Program summary

ENHANCE-1 and ENHANCE-2 showed positive efficacy and safety in patients with COPD

Top-line Measurement	ENHANCE-1	ENHANCE-2
Average FEV_1 AUC (0-12 hours)	+87 mL ($p<0.0001$) vs placebo	+94 mL ($p<0.0001$) vs placebo
Peak FEV_1	+147 mL ($p<0.0001$) vs placebo	+146 mL ($p<0.0001$) vs placebo
Morning Trough FEV_1	+35 mL ($p=0.0421$) vs placebo	+49 mL ($p=0.0017$) vs placebo
Symptoms (E-RS Total Score) **Quality of Life (SGRQ Total Score)**	-1.0 units ($p=0.0112$) vs placebo -2.3 units ($p=0.0252$) vs placebo	-0.6 units (NS) vs placebo -0.5 units (NS) vs placebo
Exacerbation rate **Time to first COPD exacerbation**	36% ($p=0.0505$) reduction in rate 38% ($p=0.0378$) reduction in risk	42% ($p=0.0109$) reduction in rate 42% ($p=0.0088$) reduction in risk
Pooled exacerbation rate **Pooled time to first COPD exacerbation**	40% ($p=0.0012$) reduction in rate 41% ($p=0.0008$) reduction in risk	
Incidence of adverse events	Low incidence of adverse events at 24 and 48 weeks	

Phase 3 ENHANCE-1 and 2 data on file

NS = not significant

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Verona Pharma

Q&A 15